UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                   February 22, 2002 (February 20, 2002)
              ------------------------------------------------
              Date of Report (Date of Earliest Event Reported)


                       The Nasdaq Stock Market, Inc.
              ------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


        Delaware                       000-32651             52-1165937
--------------------------           --------------         -------------
(State or Other Jurisdiction        (Commission File       (IRS Employer
  of Incorporation)                     Number)            Identification No.)


                             One Liberty Plaza
                          New York, New York 10006
            ---------------------------------------------------
           (Address of Principal Executive Offices and Zip Code)


                               (212) 858-4750
            ---------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)


                                    N/A
          --------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)




Item 5.  Other Events.

         On February 20, 2002, The Nasdaq Stock Market, Inc. ("Nasdaq") entered into a definitive agreement with the National Association of Securities Dealers, Inc. (the "NASD") to repurchase 33,768,895 shares of Nasdaq common stock, $0.01 par value per share (the "Common Stock"), from the NASD. As of February 13, 2002, Nasdaq had approximately 111,286,985 shares of Common Stock outstanding. Pursuant to the terms of the agreement, Nasdaq will purchase the shares of Common Stock from the NASD for approximately $439,000,000 in aggregate consideration, payable in a combination of cash and shares of newly issued Series A preferred stock and Series B preferred stock. The preferred stock is designed, among other things, to ensure that the NASD will retain majority voting control over Nasdaq until such time as Nasdaq commences operating as a national securities exchange.

         The transaction will be completed in two stages. The first stage closed on February 21, 2002 with Nasdaq repurchasing 13,461,538 shares of Common Stock from the NASD for aggregate cash consideration of approximately $175,000,000. The second stage is subject to certain conditions and is expected to close by March 1, 2002.

         The transaction is in furtherance of the restructuring efforts undertaken by the two companies over the last two years to completely separate Nasdaq from the NASD.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

         4.1 Investor Rights Agreement, dated as of February 20, 2002, between The Nasdaq Stock Market, Inc. and the National Association of Securities Dealers, Inc.


                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 22, 2002

                                       THE NASDAQ STOCK MARKET, INC.


                                       By:  /s/ Edward S. Knight
                                           --------------------------------
                                                Edward S. Knight
                                                Executive Vice President
                                                and General Counsel


                               EXHIBIT INDEX

Exhibit           Description

4.1 Investor Rights Agreement, dated as of February 20, 2002, between The Nasdaq Stock Market, Inc. and the National Association of Securities Dealers, Inc.